UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): December 6, 2006

                               CELGENE CORPORATION
             (Exact name of registrant as specified in its charter)


           Delaware                       0-16132                22-2711928
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(State or other jurisdiction of   (Commission File Number)     (IRS Employer
        incorporation)                                       Identification No.)


     86 Morris Avenue, Summit, New Jersey                           07901
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   (Address of principal executive offices)                       (Zip Code)

       Registrant's telephone number, including area code: (908) 673-9000

          ------------------------------------------------------------
         (Former name or former address, if changed since last report.)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 5.02   DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
            APPOINTMENT OF PRINCIPAL OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

            APPOINTMENT OF CHIEF FINANCIAL OFFICER

            On December 7, 2006, Celgene Corporation announced the appointment of David W. Gryska as Chief Financial Officer. Mr. Gryska will lead the worldwide finance organization, which includes accounting and reporting, strategic planning and analysis, treasury, tax, audit, and corporate communications. In connection with this appointment, Mr. Gryska will receive an annual base salary of $450,000; will be eligible to participate in the Management Incentive Plan with an incentive target equal to 50% of his annual base salary and maximum award equal to 200% of the target award; is expected to participate in the 2007 - 2009 Long Term Incentive Plan, or LTIP, with a payout targeted at 50% of his annual base salary and a maximum potential payout of 100% of his annual base salary contingent upon approval of the plan by the Compensation Committee. Payout under the 2007 - 2009 LTIP Plan is in 2010 contingent upon achievement of established goals. Mr. Gryska has also been granted the option to purchase 25,000 shares of Celgene Corporation common stock and will be granted an additional 25,000 options pursuant to the 1998 Stock Incentive Plan on March 6, 2007, June 6, 2007 and September 6, 2007.

            Attached hereto and incorporated herein by reference as Exhibit 99.1 is the Press Release announcing the appointment.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

            Exhibits

            99.1 - Press Release dated December 7, 2006 announcing the appointment of David W. Gryska as Chief Financial Officer.





                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              CELGENE CORPORATION

Date: December 7, 2006                        By: /s/ Robert J. Hugin
                                              ----------------------------------
                                                  Name:  Robert J. Hugin
                                                  Title: President and
                                                         Chief Operating Officer


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EXHIBIT INDEX


EXHIBIT NO.      DESCRIPTION
-----------      -----------

   99.1 Press release dated December 7, 2006 announcing the appointment of David W. Gryska as Chief Financial Officer.